UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2026

WESTERN DIGITAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-08703	33-0956711
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5601 Great Oaks Parkway
San Jose, California	95119
(Address of Principal Executive Offices)	(Zip Code)

(408) 717-6000

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value Per Share	WDC	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

As previously disclosed, Western Digital Corporation (the “Company”) previously issued and sold shares of the Company’s Series A Convertible Perpetual Preferred Stock, par value $0.01 per share (the “Preferred Stock”), to certain investors in connection with a private placement that closed on January 31, 2023 (the “Closing Date”). Pursuant to the Company’s Certificate of Designations, Preferences and Rights of the Preferred Stock (the “Certificate of Designations”), at any time after the three (3) year anniversary of the Closing Date, the Company has the option to require that all or any portion of the then-outstanding shares of Preferred Stock of the series be converted into shares of common stock of the Company, par value $0.01 per share (the “Common Stock”), at the then applicable conversion price (the “Mandatory Conversion”) if the closing price per Common Stock exceeds 150% of the Conversion Price (as defined in the Certificate of Designations) for at least twenty (20) trading days in any period of thirty (30) consecutive trading days immediately prior to the receipt of the Mandatory Conversion notice by the Preferred Stock holders (the “Holders”).

On February 17, 2026, in connection with the Mandatory Conversion, the Company converted all shares issued and outstanding of Preferred Stock into shares of Common Stock, pursuant to and in accordance with Section 8.2 of the Certificate of Designations.

The foregoing summary of the Mandatory Conversion and the Certificate of Designations does not purport to be complete and is subject to, and qualified in its entirety by, such document attached as Exhibit 3.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on February 1, 2023, which is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WESTERN DIGITAL CORPORATION (Registrant)
February 17, 2026

By:	/s/ Kris Sennesael
Name:	Kris Sennesael
Title:	Executive Vice President and Chief Financial Officer